                                                                  EXHIBIT 10.1

                           NON-COMPETITION AGREEMENT


       THIS NON-COMPETITION AGREEMENT (the "Agreement") is made and entered into as of the 31st day of January, 1995, by and between P.A.M. TRANSPORTATION SERVICES, INC., a Delaware corporation (the "Company"), and JOE M. BUSSELL (hereinafter "Bussell").

                              W I T N E S S E T H:

       WHEREAS, pursuant to that certain Stock Purchase Agreement (the "Stock Purchase Agreement"), dated as of January 31, 1995, by and among the Company, Choctaw Express, Inc. (CEI), Choctaw Brokerage, Inc. (CBI) (hereinafter, CEI and CBI shall be collectively referred to as "Choctaw"), and Bussell, the Company has agreed to purchase all of the outstanding capital stock of Choctaw owned by Bussell (the "Choctaw Stock"); and

       WHEREAS, Choctaw is engaged in the truckload common and contract motor carrier business (the "Choctaw Business"); and

       WHEREAS, Bussell, is the sole shareholder and chief executive officer of Choctaw and such positions have placed Bussell in a position of confidence and trust with respect to the Choctaw Business and its customers; and

       WHEREAS, the value of Choctaw and the Choctaw Stock being purchased by the Company would be greatly diminished and Bussell would do great harm to the Choctaw Business if Bussell engaged in activities which were competitive to the Choctaw Business; and

       WHEREAS, it is a condition to the consummation of the transactions contemplated by the Stock Purchase Agreement that Bussell enter into this Agreement; and

       WHEREAS, Bussell desires to enter into this Agreement to induce the Company to consummate the transactions contemplated by the Stock Purchase Agreement;

       NOW, THEREFORE, for and in consideration of the above premises and mutual covenants herein contained and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged and confessed, the parties hereto covenant and agree as follows:

       1. DEFINITIONS. In addition to any capitalized terms that are elsewhere defined in this Agreement, the following capitalized terms shall have the meanings set forth below for the purposes of this Agreement:

               (a) The term "Confidential Information" shall mean ideas, information, knowledge and discoveries, whether or not patentable, that are not generally known in the trade or industry of the Choctaw Business and about which Bussell has knowledge as a result of his participation in and operation of the Choctaw Business, including, but not limited to, specifications, procedures, methods, equipment, compositions, technology, business plans, sales or marketing plans or techniques, payment plans, internal memoranda, formula, trade secrets, know-how, research and development programs, sales methods, customer lists, mailing lists, customer usages and requirements, computer programs and other confidential technical or business information and data. Confidential Information shall not include any information which Bussell can demonstrate is in the public domain by means other than disclosure by Bussell in breach of this Agreement.

               (b) The term "Competing Business" shall mean and include any proprietorship, partnership, joint venture, business trust, corporation, association or other entity or person (exclusive of Choctaw and any successor in interest to the Choctaw Business) engaged at the time of such determination in any business similar to or competitive with the business of the Choctaw Business.

               (c) The term "Territory" shall mean and include the geographical areas specified in Exhibit A attached hereto and incorporated herein by reference, and the Canadian province of Ontario.

       2. ACKNOWLEDGMENTS. Bussell acknowledges and agrees that a principal asset of Choctaw is the goodwill associated with the Choctaw Business, that the purchase price being paid to Bussell for the Choctaw Stock is, in part, attributable to such goodwill, and that the Company has, in connection with its purchase of the Choctaw Stock, a legitimate business interest in preserving such goodwill. Bussell further acknowledges and agrees that he has served as the chief executive officer of Choctaw and is intimately familiar with the Choctaw Business and its customers, and that any breach by Bussell of any of the restrictive covenants set forth in this Agreement could irreparably harm Choctaw and the Choctaw Business to the detriment of the Company. Bussell further acknowledges and agrees that the Choctaw Business is presently operating throughout the Territory, and the scope of the restrictive covenants set forth in this Agreement is fair and reasonable, and the restrictive covenants have been narrowly tailored to preserve the goodwill of the Choctaw Business that is being purchased by the Company through its acquisition of the Choctaw Stock. Bussell further acknowledges and agrees that Bussell's execution, delivery and performance under this Agreement is a material inducement for the Company to purchase the Choctaw Stock and that this Agreement is being made and entered into in connection with the sale of the Choctaw Business.

       3. COMPENSATION. In consideration of, and subject to, Bussell entering into this Agreement and fully performing all of his obligations set forth in this Agreement, Bussell shall be paid aggregate consideration in the amount of $1,625,000 (the "Compensation"). The Compensation shall be paid in five (5) annual installments, each in the amount of $325,000 (the "Annual Payment"). The first Annual Payment shall be due and payable six months after the Closing Date, as defined in the Stock Purchase Agreement, with the remaining Annual Payments being due and payable on the respective first, second, third and fourth anniversaries of the date of the first Annual Payment. Notwithstanding the above, if at any time during the term of this Agreement, either (i) the net worth of the Company is less than $9,500,000, or (ii) the Company fails to pay any Annual Payment which is due and the Company does not cure such failure to pay within fifteen (15) days following notice of such default, then all amounts owed by the Company as Compensation under this Agreement shall immediately become due and payable upon written demand by Bussell. Notwithstanding any acceleration or early payment of the Company's obligations hereunder, Bussell's obligations under this Agreement shall survive and shall continue to remain in full force and effect. Moreover, notwithstanding anything contained in this Agreement to the contrary, the Company's obligation to pay Compensation hereunder shall immediately and permanently terminate in the event Bussell breaches this Agreement, or directly or indirectly seeks, in any way or by any means, to have all or any part of this Agreement declared unenforceable.

       4.      NON-COMPETITION.

               (a) Bussell agrees that for a period of five (5) years from the date of this Agreement, Bussell shall not, within the Territory, directly or indirectly, engage in or render services to or be employed by or have an interest in any Competing Business in the capacity of a shareholder, director, partner, employee, officer, principal, agent, consultant, trustee, investor or any other relationship or capacity other than as a shareholder of less than 5% of the stock of a Competing Business, which stock is publicly traded on a nationally recognized stock exchange or in the over-the-counter market.

               (b) Bussell agrees that he will not take any customer lists of Choctaw, and that he will, for a period of five (5) years from the date of this Agreement, refrain from soliciting or attempting to solicit directly or indirectly or by assisting others, any business from any of the customers of Choctaw, including actively sought prospective customers, with whom Bussell has had material contact during his employment with Choctaw for purposes of providing services that are similar to or competitive with those provided by Choctaw (or any successor in interest to the Choctaw Business), namely truckload common and contract motor carrier services.

               (c) Bussell agrees that he will, for a period of five (5) years from the date of this Agreement, refrain from recruiting or hiring, or attempting to recruit or hire, directly or by assisting others, any employee who is employed by Choctaw (or any successor in interest to the Choctaw Business) other than Bussell's children or stepchildren, if Choctaw (or its successor in interest to the Choctaw Business) is then engaged in the truckload common and contract motor carrier business.


       5.      CONFIDENTIAL INFORMATION.

               (a) Bussell will keep confidential and protect all Confidential Information known to or in the possession of Bussell and will not disclose any of the Confidential Information to any other person except the Company, and Bussell will not use any of the Confidential Information, except for use or disclosure of the Confidential Information for the exclusive benefit of the Company as it may direct.

               (b) The covenants contained in this subsection (a) above shall survive the term of this Agreement.

               (c) All memoranda, notes, records, papers, tapes, discs, programs or other documents or forms of documents and all copies thereof relating to the operation of the Choctaw Business which contain Confidential Information, some of which may have been prepared by Bussell, and all objects associated therewith in any way obtained by Bussell shall be the property of the Company. Bussell shall not, except for the use of the Company or any of its affiliates, use or duplicate any such documents or objects, nor remove them from facilities and premises of the Company or its subsidiaries, nor use any information concerning any of the foregoing except for the benefit of the Company or its affiliates, at any time. Bussell agrees that he will deliver all of the aforementioned documents and objects, if any, that may be in his possession to the Company at any time at the request of the Company.

       6. REMEDIES. Bussell acknowledges and agrees that irreparable loss and injury would result to Choctaw and the Company upon any breach of any of the covenants contained in Section 4 or 5 and that damages arising out of such breach would be difficult to ascertain. Bussell agrees that, in addition to all other remedies provided at law or in equity, either Choctaw or the Company may petition and obtain, without bond, from a court of law or equity both temporary and permanent injunctive relief to prevent a breach by Bussell of such covenants.

       7. BLUE PENCILING. If any court determines that any one or more of the restrictive covenants contained in Section 4 or 5 or any part thereof, is unenforceable because of the duration of such provision or the territory or activities covered thereby or the scope of any restrictive covenant, such court shall have the power to reduce the duration or the territory or the prohibited activities or scope of such provision, and, in its reduced form, such provision shall then be enforceable and shall be enforced; provided, however, that in the event of any such reduction the Company's obligation to pay any Compensation hereunder shall immediately and permanently terminate without otherwise invalidating this Agreement.

       8.      MISCELLANEOUS.

               (a) The terms and provisions of this Agreement shall inure to the benefit of the Company, Choctaw and any direct or indirect successor in interest to the Choctaw Business or any part thereof, and all references to the "Company" contained herein shall be deemed to reference and include each of such beneficiaries.

               (b) Bussell agrees to pay all costs, including reasonable attorney's fees, incurred by the Company in enforcing its rights under this Agreement. Likewise, the Company agrees to pay all costs, including reasonable attorney's fees, incurred by Bussell in enforcing his rights under this Agreement.

               (c) This Agreement constitutes the entire Agreement between the parties hereto concerning the subject matter hereof. This Agreement shall not be altered, modified, amended or terminated except by a written instrument executed by the party to be so bound. Notwithstanding the foregoing, if this Agreement is supplemented with restrictive covenants executed in the context of an employment agreement between Choctaw and Bussell, such restrictive covenants shall be in addition to and not in lieu of the restrictive covenants contained in this Agreement.

               (d) This Agreement shall in all respects be interpreted, construed and governed by and in accordance with the laws of the State of Delaware.

               (e) Except for the Company's obligation to pay the Compensation which obligation shall be subject to the strict performance by Bussell of each of the terms and conditions of this Agreement, the covenants contained in this Agreement are separate and severable and the invalidity or unenforceability of any one or more of such covenants, shall not affect the validity or enforceability of any other covenant contained herein.

               (f) Bussell may not assign this Agreement or any interest herein without the prior written consent of the Company.

               (g) Any notice or other document or communication permitted or required to be given to Bussell pursuant to the terms hereof shall be deemed given if personally delivered to Bussell or sent to him, postage prepaid, by registered or certified mail, at 4849 Frankford Road, #725, Dallas, Texas 75287, or any such other address as Bussell shall have notified the Company in writing. Any notice or other document or other communication permitted or required to be given to the Company pursuant to the terms hereof shall be deemed given if personally delivered or sent to the Company, postage prepaid, by registered or certified mail, at Highway 412 West, Post Office Box 188, Tontitown, Arkansas 72770, Attention: President, or at such other address as the Company shall have notified Bussell in writing.

               (h) The waiver by either party hereto of a breach of any provision of this Agreement by the other shall not operate or be construed as a waiver of any subsequent breach of the same or any other provision of this Agreement by the breaching party.

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered, under seal, as of the day and year first above written.


                                        P.A.M. TRANSPORTATION SERVICES, INC.



                                        By: ______________________________
                                            Robert W. Weaver
                                            President

                                        [CORPORATE SEAL]



                                            ______________________________(L.S.)
                                            JOE M. BUSSELL

                                  EXHIBIT "A"
             TO NON-COMPETITION AGREEMENT DATED JANUARY 31, 1995
            BY AND BETWEEN P.A.M. TRANSPORTATION SERVICES, INC. AND
                                 JOE M. BUSSELL



                 STATE OF                      Jefferson                     Benton                       Lonoke
                 ALABAMA                       Lamar                         Boone                        Madison
                 (COUNTIES):                   Lauderdale                    Bradley                      Marion
                 Autauga                       Lawrence                      Calhoun                      Miller
                 Baldwin                       Lee                           Carroll                      Mississippi
                 Barbour                       Limestone                     Chicot                       Monroe
                 Bibb                          Lowndes                       Clark                        Montgomery
                 Blount                        Macon                         Clay                         Nevada
                 Bullock                       Madison                       Cleburne                     Newton
                 Butler                        Marengo                       Cleveland                    Ouachita
                 Calhoun                       Marion                        Columbia                     Perry
                 Chambers                      Marshall                      Conway                       Phillips
                 Cherokee                      Mobile                        Craighead                    Pike
                 Chilton                       Monroe                        Crawford                     Poinsett
                 Choctaw                       Montgomery                    Crittenden                   Polk
                 Clarke                        Morgan                        Cross                        Pope
                 Clay                          Perry                         Dallas                       Prairie
                 Cleburne                      Pickens                       Desha                        Pulaski
                 Coffee                        Pike                          Drew                         Randulph
                 Colbert                       Randolph                      Faulkner                     St. Francis
                 Conecuh                       Russell                       Franklin                     Saline
                 Coosa                         St. Clair                     Fulton                       Scott
                 Covington                     Shelby                        Garland                      Searcy
                 Crenshaw                      Sumter                        Grant                        Sebastian
                 Cullman                       Talladega                     Greene                       Sevier
                 Dale                          Tallapoosa                    Hempstead                    Sharp
                 Dallas                        Tuscaloosa                    Hot Spring                   Stone
                 DeKalb                        Walker                        Howard                       Union
                 Elmore                        Washington                    Independence                 Van Buren
                 Escambia                      Wilcox                        Izard                        Washington
                 Etowah                        Winston                       Jackson                      White
                 Fayette                                                     Jefferson                    Woodruff
                 Franklin                                                    Johnson                      Yell
                 Geneva                        STATE OF                      Lafayette
                 Greene                        ARKANSAS                      Lawrence
                 Hale                          (COUNTIES):                   Lee                          STATE OF
                 Henry                         Arkansas                      Lincoln                      FLORIDA
                 Houston                       Ashley                        Little River                 (COUNTIES):
                 Jackson                       Baxter                        Logan                        Alachua

                 Baker                         Okaloosa                      Butts                        Glascock
                 Bay                           Okeechobee                    Calhoun                      Glynn
                 Bradford                      Orange                        Camden                       Gordon
                 Brevard                       Osceola                       Candler                      Grady
                 Broward                       Palm Beach                    Carroll                      Greene
                 Calhoun                       Pasco                         Catoosa                      Gwinnett
                 Charlotte                     Pinellas                      Charlton                     Habersham
                 Citrus                        Polk                          Chatham                      Hall
                 Clay                          Putnam                        Chattahoochee                Hancock
                 Collier                       St. Johns                     Chattooga                    Haralson
                 Columbia                      St. Lucie                     Cherokee                     Harris
                 Dade                          Santa Rosa                    Clarke                       Hart
                 DeSoto                        Sarasota                      Clay                         Heard
                 Dixie                         Seminole                      Clayton                      Henry
                 Duval                         Sumter                        Clinch                       Houston
                 Escambia                      Suwannee                      Cobb                         Irwin
                 Flagler                       Taylor                        Coffee                       Jackson
                 Franklin                      Union                         Colquitt                     Jasper
                 Gadsden                       Volusia                       Columbia                     Jeff Davis
                 Gilchrist                     Wakulla                       Cook                         Jefferson
                 Glades                        Walton                        Coweta                       Jenkins
                 Gulf                          Washington                    Crawford                     Johnson
                 Hamilton                                                    Crisp                        Jones
                 Hardee                                                      Dade                         Lamar
                 Hendry                        STATE OF                      Dawson                       Lanier
                 Hernando                      GEORGIA                       Decatur                      Laurens
                 Highlands                     (COUNTIES):                   DeKalb                       Lee
                 Hillsborough                  Appling                       Dodge                        Liberty
                 Holmes                        Atkinson                      Dooly                        Lincoln
                 Indian River                  Bacon                         Dougherty                    Long
                 Jackson                       Baker                         Douglas                      Lowndes
                 Jeffeson                      Baldwin                       Early                        Lumpkin
                 Lafayette                     Banks                         Echols                       Macon
                 Lake                          Barrow                        Effingham                    Madison
                 Lee                           Bartow                        Elbert                       Marion
                 Leon                          Ben Hill                      Emanuel                      McDuffie
                 Levy                          Berrien                       Evans                        McIntosh
                 Liberty                       Bibb                          Fannin                       Meriwether
                 Madison                       Bleckley                      Fayette                      Miller
                 Manatee                       Brantley                      Floyd                        Mitchell
                 Marion                        Brooks                        Forsyth                      Monroe
                 Martin                        Bryan                         Franklin                     Montgomery
                 Monroe                        Bulloch                       Fulton                       Morgan
                 Nassau                        Burke                         Gilmer                       Murray

                 Muscogee                      Washington                    Gallatin                     Platt
                 Newton                        Wayne                         Greene                       Pike
                 Oconee                        Webster                       Grundy                       Pope
                 Oglethorpe                    Wheeler                       Hamilton                     Pulaski
                 Paulding                      White                         Hancock                      Putnam
                 Peach                         Whitfield                     Hardin                       Randolph
                 Pickens                       Wilcox                        Henderson                    Richland
                 Pierce                        Wilkes                        Henry                        Rock Island
                 Pike                          Wilkinson                     Iroquois                     Saint Clair
                 Polk                          Worth                         Jackson                      Saline
                 Pulaski                                                     Jasper                       Sangamon
                 Putnam                                                      Jefferson                    Schuyler
                 Quitman                       STATE OF                      Jersey                       Scott
                 Rabun                         ILLINOIS                      Jo Daviess                   Shelby
                 Randolph                      (COUNTIES):                   Johnson                      Stark
                 Richmond                      Adams                         Kane                         Stephenson
                 Rockdale                      Alexander                     Kankakee                     Tazewell
                 Schley                        Bond                          Kendall                      Union
                 Screven                       Boone                         Knox                         Vermillion
                 Seminole                      Brown                         Lake                         Wabash
                 Spalding                      Bureau                        LaSalle                      Warren
                 Stephens                      Calhoun                       Lawrence                     Washington
                 Stewart                       Carroll                       Lee                          Wayne
                 Sumter                        Cass                          Livingston                   White
                 Talbot                        Champaign                     Logan                        Whiteside
                 Taliaferro                    Christian                     McDonough                    Will
                 Tattnall                      Clark                         McHenry                      Williamson
                 Taylor                        Clay                          McLean                       Winnebago
                 Telfair                       Clinton                       Macon                        Woodford
                 Terrell                       Coles                         Macoupin
                 Thomas                        Cook                          Madison
                 Tift                          Crawford                      Marion                       STATE OF
                 Toombs                        Cumberland                    Marshall                     INDIANA
                 Towns                         DeKalb                        Mason                        (COUNTIES):
                 Treutlen                      DeWitt                        Massac                       Admas
                 Troup                         Douglas                       Menard                       Allen
                 Turner                        DuPage                        Mercer                       Bartholomew
                 Twiggs                        Edgar                         Monroe                       Benton
                 Union                         Edwards                       Montgomery                   Blackford
                 Upson                         Effingham                     Morgan                       Boone
                 Walker                        Fayette                       Moultrie                     Brown
                 Walton                        Ford                          Ogle                         Carroll
                 Ware                          Franklin                      Peoria                       Cass
                 Warren                        Fulton                        Perry                        Clark

                 Clay                          Morgan                        Anderson                     Johnson
                 Clinton                       Newton                        Atchison                     Kearny
                 Crawford                      Noble                         Barber                       Kingman
                 Daviess                       Ohio                          Barton                       Kiowa
                 Dearborn                      Orange                        Bourbon                      Labette
                 Decatur                       Owen                          Brown                        Lane
                 DeKalb                        Parke                         Butler                       Leavenworth
                 Delaware                      Perry                         Chase                        Lincoln
                 Dubois                        Pike                          Chautauqua                   Linn
                 Elkhart                       Porter                        Cherokee                     Logan
                 Fayette                       Posey                         Cheyenne                     Lyon
                 Floyd                         Pulaski                       Clark                        McPherson
                 Fountain                      Putnam                        Clay                         Marion
                 Franklin                      Randolph                      Cloud                        Marshall
                 Fulton                        Ripley                        Coffey                       Meade
                 Gibson                        Rush                          Commanche                    Miami
                 Grant                         St. Joseph                    Cowley                       Mitchell
                 Greene                        Scott                         Crawford                     Montgomery
                 Hamilton                      Shelby                        Decatur                      Morris
                 Hancock                       Spencer                       Dickinson                    Morton
                 Harrison                      Starke                        Doniphan                     Nemaha
                 Hendricks                     Steuben                       Douglas                      Neosho
                 Henry                         Sullivan                      Edwards                      Ness
                 Howard                        Switzerland                   Elk                          Norton
                 Huntington                    Tippecanoe                    Ellis                        Osage
                 Jackson                       Tipton                        Ellsworth                    Osborne
                 Jasper                        Union                         Finney                       Ottawa
                 Jay                           Vanderburg                    Ford                         Pawnee
                 Jefferson                     Vermillion                    Franklin                     Phillips
                 Jennings                      Vigo                          Geary                        Pottawatomie
                 Johnson                       Wabash                        Gove                         Pratt
                 Knox                          Warren                        Graham                       Rawlins
                 Kosciusko                     Warrick                       Grant                        Reno
                 Lagrange                      Washington                    Gray                         Republic
                 Lake                          Wayne                         Greeley                      Rice
                 LaPorte                       Wells                         Greenwood                    Riley
                 Lawrence                      White                         Hamilton                     Rooks
                 Madison                       Whitley                       Harper                       Rush
                 Marion                                                      Harvery                      Russell
                 Marshall                                                    Haskell                      Saline
                 Martin                        STATE OF                      Hodgeman                     Scott
                 Miami                         KANSAS                        Jackson                      Sedgwick
                 Monroe                        (COUNTIES):                   Jefferson                    Seward
                 Montgomery                    Allen                         Jewel                        Shawnee

                 Sheridan                      Christian                     Lewis                        Trimble
                 Sherman                       Clark                         Lincoln                      Union
                 Smith                         Clay                          Livingston                   Warren
                 Stafford                      Clinton                       Logan                        Washington
                 Stanton                       Crittenden                    Lyon                         Wayne
                 Stevens                       Cumberland                    McCracken                    Webster
                 Sumner                        Daviess                       McCreary                     Whitely
                 Thomas                        Edmonson                      McLean                       Wolfe
                 Trego                         Elliott                       Madison                      Woodford
                 Wabaunsee                     Estill                        Magoffin
                 Wallace                       Fayette                       Marion
                 Washington                    Fleming                       Marshall                     STATE OF
                 Wichita                       Floyd                         Martin                       LOUISIANA
                 Wilson                        Franklin                      Mason                        (COUNTIES):
                 Woodson                       Fulton                        Meade                        Acadia
                 Wyandote                      Gallatin                      Menifee                      Allen
                                               Garrard                       Mercer                       Ascension
                                               Grant                         Metcalfe                     Assumption
                 STATE OF                      Graves                        Monroe                       Avoyelles
                 KENTUCKY                      Grayson                       Montgomery                   Beauregard
                 (COUNTIES):                   Green                         Morgan                       Bienville
                 Adair                         Greenup                       Muhlenberg                   Bossier
                 Allen                         Hancock                       Nelson                       Caddo
                 Anderson                      Hardin                        Nicholas                     Calcasieu
                 Ballard                       Harlan                        Ohio                         Caldwell
                 Barren                        Harrison                      Oldham                       Cameron
                 Bath                          Hart                          Owen                         Catahoula
                 Bell                          Henderson                     Owsley                       Clairborne
                 Boone                         Henry                         Pendleton                    Concordia
                 Bourbon                       Hickman                       Perry                        DeSoto
                 Boyd                          Hoskins                       Pike                         East Baton Rouge
                 Boyle                         Hackson                       Powell                       East Carroll
                 Bracken                       Jefferson                     Pulaski                      East Feliciana
                 Breathitt                     Jessamie                      Robertson                    Evangeline
                 Breckinridge                  Johnson                       Rockcastle                   Franklin
                 Bullitt                       Kenton                        Rowan                        Grant
                 Butler                        Knott                         Russell                      Iberia
                 Caldwell                      Knox                          Scott                        Iberville
                 Calloway                      Larue                         Shelby                       Jackson
                 Campbell                      Laurel                        Simpson                      Jefferson
                 Carlisle                      Lawrence                      Spencer                      Jefferson Davis
                 Carroll                       Lee                           Taylor                       Lafayette
                 Carter                        Leslie                        Todd                         Lafourche
                 Casey                         Letcher                       Trigg                        LaSalle

                 Lincoln                       Antrim                        Mackinac                     Benton
                 Livingston                    Arenac                        Macomb                       Bolivar
                 Madison                       Baraga                        Manistee                     Calhoun
                 Morehouse                     Barry                         Marquette                    Carroll
                 Natchitoches                  Bay                           Mason                        Chickasaw
                 Orleans                       Benzie                        Mecosta                      Choctaw
                 Quachita                      Berrien                       Menominee                    Claiborne
                 Plaquemines                   Branch                        Midland                      Clarke
                 Pointe Coupee                 Calhoun                       Missaukee                    Clay
                 Rapides                       Cass                          Monroe                       Coahoma
                 Red River                     Charlevoix                    Montcalm                     Copiah
                 Richland                      Cheboygan                     Montmorency                  Covington
                 Sabine                        Chippewa                      Muskegon                     DeSoto
                 Saint Bernard                 Clare                         Newaygo                      Forrest
                 Saint Charles                 Clinton                       Oakland                      Franklin
                 Saint Helena                  Crawford                      Oceana                       George
                 Saint James                   Delta                         Ogemaw                       Greene
                 Saint John the                Dickinson                     Ontonagon                    Grenada
                   Baptist                     Eaton                         Osceola                      Hancock
                 Saint Landry                  Emmet                         Oscoda                       Harrison
                 Saint Martin                  Genesee                       Otsego                       Hinds
                 Saint Mary                    Gladwin                       Ottawa                       Holmes
                 Saint Tammy                   Gogebic                       Presque Isle                  Humphreys
                 Tangipahoa                    Grand Traverse                Roscommon                    Issaquena
                 Tensas                        Gratiot                       Saginaw                      Itawamba
                 Terrebonne                    Hillsdale                     Saint Clair                  Jackson
                 Union                         Houghton                      Saint Joseph                 Jasper
                 Vermillion                    Huron                         Sanilac                      Jefferson
                 Vernon                        Ingham                        Schoolcraft                  Jefferson Davis
                 Washington                    Ionia                         Shiawassee                   Jones
                 Webster                       Iosco                         Tuscola                      Kemper
                 West Baton Rouge              Iron                          Van Buren                    Lafayette
                 West Carroll                  Isabella                      Washtenaw                    Lamar
                 West Feliciana                Jackson                       Wayne                        Lauderdale
                 Winn                          Kalamazoo                     Wexford                      Lawrence
                                               Kalkaska                                                   Leake
                                               Kent                                                       Lee
                 STATE OF                      Keweenaw                      STATE OF                     Leflore
                 MICHIGAN                      Lake                          MISSISSIPPI                  Lincoln
                 (COUNTIES):                   Lapeer                        (COUNTIES):                  Lowndes
                 Alcona                        Leelanau                      Adams                        Madison
                 Alger                         Lenawee                       Alcorn                       Marion
                 Allegan                       Livingston                    Amite                        Marshall
                 Alpena                        Luce                          Attala                       Monroe

                 Montgomery                    Barton                        Jefferson                    Saint Genevieve
                 Neshoba                       Bates                         Johnson                      Saint Francois
                 Newton                        Benton                        Knox                         Saint Louis
                 Noxubee                       Bollinger                     Laclede                      St. Louis City
                 Oktibbeha                     Boone                         Lafayette                    Saline
                 Panola                        Buchanan                      Lawrence                     Schuyler
                 Pearl River                   Butler                        Lewis                        Scotland
                 Perry                         Caldwell                      Lincoln                      Scott
                 Pike                          Callaway                      Linn                         Shannon
                 Pontotoc                      Camden                        Livingston                   Shelby
                 Prentiss                      Cape Girardeau                McDonald                     Stoddard
                 Quitman                       Carroll                       Macon                        Stone
                 Rankin                        Carter                        Madison                      Sullivan
                 Scott                         Cass                          Maries                       Taney
                 Sharkey                       Cedar                         Marion                       Texas
                 Simpson                       Charlton                      Mercer                       Vernon
                 Smith                         Christian                     Miller                       Warren
                 Stone                         Clark                         Mississippi                  Washington
                 Sunflower                     Clay                          Moniteau                     Wayne
                 Tallahatchie                  Clinton                       Monroe                       Webster
                 Tate                          Cole                          Montgomery                   Worth
                 Tippah                        Cooper                        Morgan                       Wright
                 Tishomingo                    Crawford                      New Madrid
                 Tunica                        Dade                          Newton
                 Union                         Dallas                        Nodaway                      STATE OF
                 Walthall                      Daviess                       Oregon                       NEW JERSEY
                 Warren                        DeKalb                        Osage                        (COUNTIES):
                 Washington                    Dent                          Ozark                        Atlantic
                 Wayne                         Douglas                       Pemiscot                     Bergen
                 Webster                       Dunklin                       Perry                        Burlington
                 Wilkinson                     Franklin                      Pettis                       Camden
                 Winston                       Gasconade                     Phelps                       Cape May
                 Yalobusha                     Gentry                        Pike                         Cumberland
                 Yazoo                         Greene                        Platte                       Essex
                                               Grundy                        Polk                         Gloucester
                                               Harrison                      Pulaski                      Hudson
                 STATE OF                      Henry                         Putnam                       Hunterdon
                 MISSOURI                      Hickory                       Ralls                        Mercer
                 (COUNTIES):                   Holt                          Randolph                     Middlesex
                 Adair                         Howard                        Ray                          Monmouth
                 Andrew                        Howell                        Reynolds                     Morris
                 Atchison                      Iron                          Ripley                       Ocean
                 Audrain                       Jackson                       Saint Charles                Passaic
                 Barry                         Jasper                        Saint Clair                  Salem

                 Somerset                      Otsego                        Crawford                     Noble
                 Sussex                        Putnam                        Cuyahoga                     Ottawa
                 Union                         Rensselaer                    Darke                        Paulding
                 Warren                        Richmond                      Defiance                     Perry
                                               Rockland                      Delaware                     Pickaway
                                               St. Lawrence                  Erie                         Pike
                 STATE OF                      Saratoga                      Fairfield                    Portage
                 NEW YORK                      Schenectady                   Fayette                      Preble
                 (COUNTIES):                   Schoharie                     Franklin                     Putnam
                 Albany                        Schuyler                      Fulton                       Richland
                 Alleghany                     Seneca                        Gallia                       Ross
                 Broome                        Steuben                       Geauga                       Sandusky
                 Cattaraugus                   Suffolk                       Greene                       Scioto
                 Cayuga                        Sullivan                      Guernsey                     Seneca
                 Chautauqua                    Tioga                         Hamilton                     Shelby
                 Chemung                       Tompkins                      Hancock                      Stark
                 Chenango                      Ulster                        Hardin                       Summit
                 Clinton                       Warren                        Harrison                     Trumbull
                 Columbia                      Washington                    Henry                        Tuscarawas
                 Cortland                      Wayne                         Highland                     Union
                 Delaware                      Westchester                   Hocking                      Van Wert
                 Dutchess                      Wyoming                       Holmes                       Vinton
                 Erie                          Yates                         Huron                        Warren
                 Essex                                                       Jackson                      Washington
                 Franklin                                                    Jefferson                    Wayne
                 Fulton                        STATE OF                      Knox                         Williams
                 Genesee                       OHIO                          Lake                         Wood
                 Greene                        (COUNTIES):                   Lawrence                     Wyandot
                 Hamilton                      Adams                         Licking
                 Herkimer                      Allen                         Logan
                 Jefferson                     Ashland                       Lorain                       STATE OF
                 Lewis                         Ashtabula                     Lucas                        OKLAHOMA
                 Livingston                    Athens                        Madison                      (COUNTIES):
                 Madison                       Auglaize                      Mahoning                     Adair
                 Monroe                        Belmont                       Marion                       Alfalfa
                 Montgomery                    Brown                         Medina                       Atoka
                 Nassau                        Butler                        Meigs                        Beaver
                 Niagara                       Carroll                       Mercer                       Beckham
                 Oneida                        Champaign                     Miami                        Blaine
                 Onondaga                      Clark                         Monroe                       Bryan
                 Ontario                       Clermont                      Montgomery                   Caddo
                 Orange                        Clinton                       Morgan                       Canadian
                 Orleans                       Columbiana                    Morrow                       Carter
                 Oswego                        Coshocton                     Muskingum                    Cherokee

                 Choctaw                       Ocmulgee                      Clearfield                   Venango
                 Cimarron                      Osage                         Clinton                      Warren
                 Cleveland                     Ottawa                        Columbia                     Washington
                 Coal                          Pawnee                        Crawford                     Wayne
                 Comanche                      Payne                         Cumberland                   Westmoreland
                 Cotton                        Pittsburg                     Dauphin                      Wyoming
                 Craig                         Pontotoc                      Delaware                     York
                 Creek                         Pottawatomie                  Elk
                 Custer                        Pushmataha                    Erie
                 Delaware                      Roger Mills                   Fayette                      STATE OF
                 Dewey                         Rogers                        Forest                       SOUTH
                 Ellis                         Seminole                      Franklin                     CAROLINA
                 Garfield                      Sequoyah                      Fulton                       (COUNTIES):
                 Garvin                        Stephens                      Greene                       Abbeville
                 Grady                         Texas                         Huntingdon                   Aiken
                 Grant                         Tillman                       Indiana                      Allendale
                 Greer                         Tulsa                         Jefferson                    Anderson
                 Harmon                        Wagoner                       Juniata                      Bamberg
                 Harper                        Washington                    Lackawanna                   Barnwell
                 Haskell                       Washita                       Lancaster                    Beaufort
                 Hughes                        Woods                         Lawrence                     Berkeley
                 Jackson                       Woodward                      Lebanon                      Calhoun
                 Jefferson                                                   Lehigh                       Charleston
                 Johnston                                                    Luzerne                      Cherokee
                 Kay                           STATE OF                      Lycoming                     Chester
                 Kingfisher                    PENN-                         McKean                       Chesterfield
                 Kiowa                         SYLVANIA                      Mercer                       Clarendon
                 Latimer                       (COUNTIES):                   Mifflin                      Colleton
                 LeFlore                       Adams                         Monroe                       Darlington
                 Lincoln                       Allegheny                     Montgomery                   Dillon
                 Logan                         Armstrong                     Montour                      Dorchester
                 Love                          Beaver                        Northampton                  Edgefield
                 McClain                       Bedford                       Northumberland               Fairfield
                 McCurtain                     Berks                         Perry                        Florence
                 McIntosh                      Blair                         Philadelphia                 Georgetown
                 Major                         Bradford                      Pike                         Greenville
                 Marshall                      Bucks                         Potter                       Greenwood
                 Mayes                         Butler                        Schuykill                    Hampton
                 Murray                        Cambria                       Snyder                       Horry
                 Muskogee                      Cameron                       Somerset                     Jasper
                 Noble                         Carbon                        Sullivan                     Kershaw
                 Nowata                        Centre                        Susquehanna                  Lancaster
                 Okfuskee                      Chester                       Tioga                        Laurens
                 Oklahoma                      Clarion                       Union                        Lee

                 Lexington                     Fentress                      Pickett                      Baylor
                 Marion                        Franklin                      Polk                         Bee
                 Marlboro                      Gibson                        Putnam                       Bell
                 McCormick                     Giles                         Rhea                         Bexar
                 Newberry                      Grainger                      Roane                        Blanco
                 Oconee                        Greene                        Robertson                    Borden
                 Orangeburg                    Grundy                        Rutherford                   Boxque
                 Pickens                       Hamblen                       Scott                        Bowie
                 Richland                      Hamilton                      Sequatchie                   Brazoria
                 Saluda                        Hancock                       Sevier                       Brazos
                 Spartanburg                   Hardeman                      Shelby                       Brewster
                 Sumter                        Hardin                        Smith                        Briscoe
                 Union                         Hawkins                       Stewart                      Brooks
                 Williamsburg                  Haywood                       Sullivan                     Brown
                 York                          Henderson                     Sumner                       Burleson
                                               Henry                         Tipton                       Burnet
                                               Hickman                       Trousdale                    Caldwell
                 STATE OF                      Houston                       Unicoi                       Calhoun
                 TENNESSEE                     Humphreys                     Union                        Callahan
                 (COUNTIES):                   Jackson                       Van Buren                    Cameron
                 Anderson                      Jefferson                     Warren                       Camp
                 Bedford                       Johnson                       Washington                   Carson
                 Benton                        Knox                          Wayne                        Cass
                 Bledsoe                       Lake                          Weakley                      Castro
                 Blount                        Lauderdale                    White                        Chambers
                 Bradley                       Lawrence                      Williamson                   Cherokee
                 Campbell                      Lewis                         Wilson                       Childress
                 Cannon                        Lincoln                                                    Clay
                 Carroll                       Loudon                                                     Cockran
                 Carter                        McMinn                                                     Coke
                 Cheatham                      McNairy                       STATE OF                     Coleman
                 Chester                       Macon                         TEXAS                        Collin
                 Claiborne                     Madison                       (COUNTIES):                  Collingsworth
                 Clay                          Marion                        Anderson                     Colorado
                 Cocke                         Marshall                      Andrews                      Comal
                 Coffee                        Maury                         Angelina                     Comanche
                 Crockett                      Meigs                         Aransas                      Concho
                 Cumberland                    Monroe                        Archer                       Cooke
                 Davidson                      Montgomery                    Armstrong                    Coryell
                 Decatur                       Moore                         Atascosa                     Cottle
                 DeKalb                        Morgan                        Austin                       Crane
                 Dickson                       Obion                         Bailey                       Crockett
                 Dyer                          Overton                       Bandera                      Crosby
                 Fayette                       Perry                         Bastrop                      Culberson

                 Dallam                        Hardin                        Lee                          Potter
                 Dallas                        Harris                        Leon                         Presidio
                 Dawson                        Harrison                      Liberty                      Rains
                 Deaf Smith                    Hartley                       Limestone                    Randall
                 Delta                         Haskell                       Lipscomb                     Reagan
                 Denton                        Hays                          Live Oak                     Real
                 DeWitt                        Hemphill                      Llano                        Red River
                 Dickens                       Henderson                     Loving                       Reeves
                 Dimmitt                       Hidalgo                       Lubbock                      Refugio
                 Donley                        Hill                          Lynn                         Roberts
                 Duval                         Hockley                       Madison                      Robertson
                 Eastland                      Hood                          Marion                       Rockwall
                 Ector                         Hopkins                       Martin                       Runnells
                 Edwards                       Houston                       Mason                        Rusk
                 El Paso                       Howard                        Matagorda                    Sabine
                 Ellis                         Hudspeth                      Maverick                     San Augustine
                 Erath                         Hunt                          McCullock                    San Jacinto
                 Falls                         Hutchinson                    McLennan                     San Patricio
                 Fannin                        Irion                         McMullen                     San Saba
                 Fayette                       Jack                          Medina                       Schleicher
                 Fisher                        Jackson                       Menard                       Scurry
                 Floyd                         Jasper                        Midland                      Shackelford
                 Foard                         Jeff Davis                    Milam                        Shelby
                 Fort Bend                     Jefferson                     Mills                        Sherman
                 Franklin                      Jim Hogg                      Mitchell                     Smith
                 Freestone                     Jim Wells                     Montague                     Somervell
                 Frio                          Johnson                       Montgomery                   Starr
                 Gaines                        Jones                         Moore                        Stephens
                 Galveston                     Karnes                        Morris                       Sterling
                 Garza                         Kaufman                       Motley                       Stonewall
                 Gillespie                     Kendall                       Nacogdoches                  Sutton
                 Glasscock                     Kenedy                        Navarro                      Swisher
                 Gollad                        Kent                          Newton                       Tarrant
                 Gonzales                      Kerr                          Nolan                        Taylor
                 Gray                          Kimble                        Nueces                       Terrell
                 Grayson                       King                          Ochiltree                    Terry
                 Gregg                         Kinney                        Oldham                       Throckmorton
                 Grimes                        Kieberg                       Orange                       Titus
                 Guadalupe                     Knox                          Palo Pinto                   Tom Green
                 Hale                          Lamar                         Panola                       Travis
                 Hall                          Lamb                          Parker                       Trinity
                 Hamilton                      Lampasas                      Parmer                       Tyler
                 Hansford                      LaSalle                       Pecos                        Upshur
                 Hardeman                      Lavaca                        Polk                         Upton

                 Uvalde                        Hardy                         STATE OF                     Monroe
                 Val Verde                     Harrison                      WISCONSIN                    Oconto
                 Van Zandt                     Jackson                       (COUNTIES):                  Oneida
                 Victoria                      Jefferson                     Adams                        Outagamie
                 Walker                        Kanawha                       Ashland                      Ozaukee
                 Waller                        Lewis                         Barron                       Pepin
                 Ward                          Lincoln                       Bayfield                     Pierce
                 Washington                    Logan                         Brown                        Polk
                 Webb                          McDowell                      Buffalo                      Portage
                 Wharton                       Marion                        Burnett                      Price
                 Wheeler                       Marshall                      Calumet                      Racine
                 Wichita                       Mason                         Chippewa                     Richland
                 Wilbarger                     Mercer                        Clark                        Rock
                 Willacy                       Mineral                       Columbia                     Rusk
                 Williamson                    Mingo                         Crawford                     Saint Croix
                 Wilson                        Monongalia                    Dane                         Sauk
                 Winkler                       Monroe                        Dodge                        Sawyer
                 Wise                          Morgan                        Door                         Shawano
                 Wood                          Nicholas                      Douglas                      Sheboygan
                 Yoakum                        Ohio                          Dunn                         Taylor
                 Young                         Pendleton                     Eau Claire                   Trempealeau
                 Zapata                        Pleasants                     Florence                     Vernon
                 Zavala                        Pocahontas                    Fond du Lac                  Vilas
                                               Preston                       Forest                       Walsworth
                                               Putnam                        Grant                        Washburn
                 STATE OF                      Raleigh                       Green                        Washington
                 WEST                          Randolph                      Green Lake                   Waukesha
                 VIRGINIA                      Ritchie                       Iowa                         Waupaca
                 (COUNTIES):                   Roane                         Iron                         Waushara
                 Barbour                       Summers                       Jackson                      Winnebago
                 Berkeley                      Taylor                        Jefferson                    Wood
                 Boone                         Tucker                        Juneau
                 Braxton                       Tyler                         Kenosha
                 Brooke                        Upshur                        Kewaunee
                 Cabell                        Wayne                         LaCrosse
                 Calhoun                       Webster                       Lafayette
                 Clay                          Wetzel                        Langlade
                 Doddridge                     Wirt                          Lincoln
                 Fayette                       Wood                          Manitowoc
                 Filmer                        Wyoming                       Marathon
                 Grant                                                       Marinette
                 Greenbrier                                                  Marquette
                 Hampshire                                                   Menominee
                 Hancock                                                     Milwaukee